Exhibit 10.1

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, MARKED

BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE

TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

AMENDMENT

This Amendment (this “Amendment”) is effective as of the date signed by the last party to sign below (the “Amendment Effective Date”) and is made and entered into by and among Fulcrum Therapeutics, Inc. (“Fulcrum”) and MyoKardia, Inc. (“MyoKardia”). Fulcrum and MyoKardia may each be referred to herein as a “Party” or collectively as the “Parties”.

WHEREAS, Fulcrum and MyoKardia entered into a Collaboration Agreement and License Agreement having an effective date of July 20, 2020 (the “Agreement”); and

WHEREAS, Fulcrum and MyoKardia want to amend the Agreement to increase the Research Budget and to amend the Research Plan to allow for additional work to be done by Fulcrum under the Research Plan.

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1. The terms in this Amendment with initial letters capitalized, whether used in the singular or the plural, shall have the meaning set forth herein, or if not defined herein, as set forth in the Agreement.

2. Section 1.157 of the Agreement is hereby deleted in its entirety and replace with the following:

“1.157 “Research Budget” means [***], with reasonable, documented overages capped at [***], as such amount may be increased in connection with any amendment to the Research Plan approved by the JSC.”

3. The following sentence is added to the end of Section 3.8 (Research Funding):

“Notwithstanding the foregoing in this Section 3.8 or anything else to the contrary in this Agreement, for each of the second, third and fourth Calendar Quarters of 2023, the Covered Research Expenses incurred by Fulcrum in such Calendar Quarter that MyoKardia will reimburse Fulcrum for shall not exceed [***] and the total Covered Research Expenses reimbursed under this Agreement shall not exceed [***] unless this Agreement is amended by the Parties in writing to increase such amount.”

4. Schedule 3.1 (Research Plan) of the Agreement is hereby amended to add the following Research Activities to the Research Plan:

[***]

5. Except as expressly set forth herein, all provisions of the Agreement shall remain unchanged and in full force and effect.

6. This Amendment will be governed by and interpreted in accordance with the substantive laws of the State of Delaware, without regard to conflict of law principles thereof.

7. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This Amendment may be executed by facsimile or electronic (e.g., .pdf) signatures and such signatures shall be deemed to bind each party hereto as if they were original signatures. Any executed counterpart of this Amendment may be delivered by fax machine or by email of scanned or pdf copies of such executed counterpart.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives on the date(s) set forth below.

MYOKARDIA, INC. FULCRUM THERAPEUTICS, INC.

By: By:

Name: Name:

Title: Title:

Date: Date:

2